UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023 (September 18, 2023)

Edify Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39899	85-3274503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 7th Avenue, Floor 29

New York, NY 10106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 603-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant to acquire one-half of a share of Common Stock	EACPU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001	EAC	The Nasdaq Stock Market LLC

Warrants	EACPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on December 18, 2022, Edify Acquisition Corp., a Delaware corporation (“Edify” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Edify, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of Edify (“Merger Sub”), and Unique Logistics International, Inc., a Nevada corporation (“Unique Logistics”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions of the Merger Agreement, and in accordance with the Nevada Revised Statutes and other applicable laws, Merger Sub will merge with and into Unique Logistics (the “Merger”), with Unique Logistics being the surviving corporation of the Merger and a wholly-owned subsidiary of Edify. The proposed Merger is expected to be consummated after receipt of the required approvals from the stockholders of Edify and Unique Logistics and the satisfaction of certain other conditions to closing. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Additionally, as previously announced, concurrently with the execution of the Merger Agreement, Edify entered into an Amended and Restated Letter Agreement (the “Letter Agreement”) with Colbeck Edify Holdings, LLC, a Delaware limited liability company, (the “Sponsor”) Unique Logistics and the other parties thereto, pursuant to which the Sponsor agreed to, among other things, forfeit 1,713,139 of its founder shares contingent upon the closing of the transactions contemplated by the Merger Agreement.

As previously disclosed, on March 10, 2023, in connection with the transactions contemplated by the Merger Agreement, Unique Logistics entered into a Financing Agreement (the “Financing Agreement”) and related fee letter as borrower with certain of its subsidiaries party thereto as guarantors, the lenders party thereto, CB Agent Services LLC as origination agent, and Alter Domus (US) LLC as collateral agent and administrative agent, consisting of (a) an initial term loan facility in the original principal amount of $4,210,526.32 and (b) delayed draw term loan facility in the original principal amount of $14,789,473.70.

On September 13, 2023, Unique Logistics, the lenders party thereto, CB Agent Services LLC as origination agent, and Alter Domus (US) LLC as collateral agent and administrative agent, entered into the Waiver and Amendment No. 1 to Financing Agreement (the “Amended Financing Agreement”) that waived certain existing events of default, consented to the maturity extension of a seller note and certain upcoming transactions, amended the testing periods for certain financial covenants and increased the delayed draw term loan commitments by $1,192,174.74.

Acknowledgment and Waiver Agreement

On September 18, 2023, Edify, Merger Sub and Unique Logistics entered into an Acknowledgement and Waiver Agreement, pursuant to which: (i) Unique Logistics acknowledged the condition to Closing set forth in Section 10.03(g) of the Merger Agreement (the “Financing Condition”) will be fully satisfied and discharged in full (a) upon the funding of the Delayed Draw Term Loan B Commitment (as defined in the Amended Financing Agreement) in accordance with the terms of the Amended Financing Agreement and (b) the receipt by Unique Logistics of $9,500,000 as proceeds of the Delayed Draw Term Loan B Commitment under the Amended Financing Agreement; (ii) Unique Logistics acknowledged that upon the satisfaction of the Financing Condition, its right to terminate the Merger Agreement set forth in Section 11.01(g) of the Merger Agreement will be automatically and fully waived; (iii) Section 12.05(a) of the Merger Agreement was modified such that Buyer Transaction Expenses (as defined therein) may not exceed $9,500,000; and (iv) Unique Logistics consented to the amendment of Section 11.01(c) of the Merger Agreement to extend the Termination Date to the later of (a) February 20, 2024 and (b) a date reasonably determined by Edify, but no later than May 15, 2024, that provides a customary period of time following the Registration Statement having been declared effective by the SEC in order to consummate the Transactions.

The foregoing summary of the Acknowledgement and Waiver Agreement is qualified in its entirety by the text of Acknowledgement and Waiver Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (the “Current Report”).

Amendment to the Letter Agreement

On September 18, 2023, Edify, the Sponsor, Unique Logistics and the other parties thereto entered into an Amendment to the Letter Agreement (the “Amendment to the Letter Agreement”), pursuant to which the number of shares to be forfeited by the Sponsor to Edify upon closing of the Merger will potentially be reduced by up to 150,000 shares of Class A common stock of the Company, subject to the formula described therein.

The foregoing summary of Amendment to the Letter Agreement is qualified in its entirety by the text of Amendment to the Letter Agreement, which is incorporated by reference as Exhibit 2.2 to this Current Report.

Additional Information about the Proposed Merger and Where to Find It

This communication relates to a proposed transaction between Edify and Unique Logistics. In connection with the transaction described herein, Edify filed with the SEC a registration statement on Form S-4 that includes a prospectus with respect to its securities to be issued in connection with the Merger, a preliminary proxy statement with respect to the special meeting of Edify’s stockholders to vote in favor of certain matters, including the adoption of the Merger Agreement, approval of the transactions contemplated by the Merger Agreement, amendment and restatement of Edify’s existing certificate of incorporation and certain other matters, and a preliminary consent solicitation statement with respect to Unique Logistics’s solicitation of its stockholders of their written consent to approve the plan of merger set forth in the Merger Agreement. After the registration statement on Form S-4 has been declared effective, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Edify shareholders and Unique Logistics stockholders as of the record dates set by Edify and Unique Logistics, respectively. In addition, Edify and Unique Logistics may file other relevant documents concerning the Merger with the U.S. Securities and Exchange Commission (the “SEC”). Investors and stockholders of Edify and Unique Logistics and other interested persons are urged to read, the registration statement on Form S_4, the preliminary proxy statement/consent solicitation statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/consent solicitation statement/prospectus, as well as other relevant documents filed with the SEC in connection with the proposed Merger because these documents contain important information about Edify, Unique Logistics, and the Merger. Stockholders will also be able to obtain a copy of the registration statement on Form S-4, including the preliminary and definitive, once available, proxy statement/consent solicitation statement/prospectus, and other documents filed with the SEC without charge, at the SEC’s website (www.sec.gov) or be able to obtain free copies of such documents related to the Merger that Unique Logistics files with the SEC, when they become available, by directing a request by telephone or mail to: Unique Logistics International, Inc., Attn: Eli Kay, Chief Financial Officer. Security holders of Edify may also obtain free copies of such documents related to the Merger that Edify files with the SEC, when they become available, by directing a request to: Edify Acquisition Corp., Attn: Morris Beyda, Chief Financial Officer.

Participants in the Solicitation

Edify, Unique Logistics, and their directors and executive officers may be deemed to be participants in the solicitation of proxies from Edify shareholders and written consents from Unique Logistics’s stockholders with respect to the Merger.

Information about Edify’s directors and executive officers and a description of their interests in Edify and with respect to the Merger and any other matters to be acted upon at the Special Meeting will be included in the proxy statement/consent solicitation statement/prospectus for the proposed Merger and be available at the SEC’s website (www.sec.gov).

Information about Unique Logistics’s directors and executive officers is set forth in Unique Logistics’s Annual Report on Form 10-K for the year ended May 31, 2023, as filed with the SEC on September 15, 2023, and information regarding their interests in Edify and with respect to the Merger will be included in the proxy statement/consent solicitation statement/prospectus in connection with the proposed Merger.

No Offer or Solicitation

This communication is not a proxy statement or consent solicitation statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Edify, Unique Logistics, or any successor entity thereof nor shall there be any offer, solicitation, exchange, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, exchange, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This communication contains includes a number of forward-looking statements that reflect management’s current views with respect to future events. Forward-looking statements include all statements that are not historical facts, including statements regarding the impact of the proposed merger on, and anticipated future growth (including through the completion of pending acquisitions) and other goals of, Edify or Unique Logistics; in some cases you can also identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology. All forward-looking statements are based on Edify’s or Unique Logistics’s current expectations and beliefs concerning future developments and their potential effects on Edify, Unique Logistics, or any successor entity thereof. Any such forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance, and involve a number of risks, uncertainties, or other factors that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements included in this communication. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by Edify and Unique Logistics with the SEC; the amount of any redemptions by existing holders of shares of Edify’s Class A common stock, par value $0.0001 per share, being greater than expected, which may reduce the cash in trust available to Unique Logistics upon the consummation of the Merger; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Edify or Unique Logistics following announcement of the Merger Agreement and the transactions contemplated therein; the inability to complete the proposed Merger due to, among other things, the failure to obtain Unique Logistics stockholder approval or Edify shareholder approval or satisfy the minimum trust account amount following any redemptions by Edify’s public shareholders; the effect of the announcement or pendency of the merger on Unique Logistics’s business relationships, operating results, and business generally; the risk that the announcement and consummation of the proposed Merger disrupts Unique Logistics’s current plans or operations; unexpected costs related to the proposed Merger; the risks that the consummation of the proposed Merger is substantially delayed or does not occur, including prior to the date on which Edify is required to liquidate under the terms of its charter documents; the risk that Unique Logistics may need to raise additional capital to execute its growth plans, which many not be available on acceptable terms or at all; and the risk that the post-Merger company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed above and other documents filed or to be filed by Edify, Unique Logistics, and/or or any successor entity thereof from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Unique Logistics prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters addressed in this communication and attributable to Unique Logistics or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, Unique Logistics undertakes no obligation to update these forward-looking statements to reflect new information or events or circumstances occurring after the date of this communication.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Acknowledgement and Waiver Agreement, dated as of September 18, 2023, by and among Edify Acquisition Corp., Edify Merger Sub, Inc., and Unique Logistics International, Inc.
2.2	Amendment to the Amended and Restated Letter Agreement, dated as of September 18, 2023, by and among Edify Acquisition Corp., Colbeck Edify Holdings, LLC, and Unique Logistics International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Edify Acquisition Corp. agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edify Acquisition Corp.
Dated: September 19, 2023
	By:	/s/ Morris Beyda
		Name:	Morris Beyda
		Title:	Chief Financial Officer